UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number  811-09651
                                    811-09735

Name of Fund: Merrill Lynch Focus Twenty Fund, Inc.
              Master Focus Twenty Trust

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Focus Twenty Fund, Inc. and Master Focus Twenty Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
       P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 11/30/05

Date of reporting period: 12/01/04 - 11/30/05

Item 1 -   Report to Stockholders


Merrill Lynch Focus Twenty
Fund, Inc.


Annual Report
November 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Focus Twenty Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Focus Twenty Fund, Inc.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005



A Letter From the President


Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 13th consecutive interest rate hike since June 2004 came on December 13, bringing the target federal funds rate to 4.25%. Oil prices, after reaching record highs on more than one occasion over the past several months, moderated somewhat by period-end, as did inflation expectations. Against this backdrop, most major market indexes managed to post positive results for the current reporting period:


Total Returns as of November 30, 2005                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 5.88%        + 8.44%
Small-cap U.S. equities (Russell 2000 Index)                            +10.47         + 8.14
International equities (MSCI Europe Australasia Far East Index)         +11.23         +13.25
Fixed income (Lehman Brothers Aggregate Bond Index)                     - 0.48         + 2.40
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.36         + 3.88
High yield bonds (Credit Suisse First Boston High Yield Index)          + 2.33         + 2.94


With the kick-off of the holiday shopping season, attention turned to the consumer, who has remained resilient even amid high energy prices and rising interest rates. Some observers surmise that a slowdown in residential real estate may ultimately contribute to a weakening in consumer spending. At this juncture, the outlook remains unclear.

Equity markets moved sideways for much of 2005, notwithstanding a strong rally in the middle of the fourth quarter. Corporate earnings have continued to surprise on the upside and company profit margins remain high, as does productivity. On the other hand, high energy prices, more Fed interest rate hikes, a consumer slowdown and/or the potential for slower earnings growth pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances. Emerging markets have had a particularly strong year, partly reflecting high economic growth rates and positive financial reforms.

The bond market continued to be characterized by a flattening yield curve. The difference between the two-year and 10-year Treasury yield was just seven basis points (.07%) at period-end, compared to 40 basis points six months ago and 134 basis points 12 months ago.

Navigating the financial markets can be a challenge, particularly during uncertain times. With that in mind, we invite you to visit our online magazine at www.mlim.ml.com/shareholdermagazine. Shareholder is a publication designed to provide insights on investing and timely "food for thought" for investors. We are pleased to make the magazine available online, where we are able to expand our reach in terms of content and readership.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director/Trustee



MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005



A Discussion With Your Fund's Portfolio Managers


The Fund outperformed its benchmark for the fiscal year, benefiting from particularly favorable results in the second half of the period when we established an overweight position in the strong-performing energy sector.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended November 30, 2005, Merrill Lynch Focus Twenty Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +10.43%, +8.92%, +9.62% and +10.30%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) During the fiscal year, the Fund changed its benchmark from the Russell 1000 Index to the Standard & Poor's (S&P) 500 Barra Growth Index. We believe the new benchmark is more representative of the Fund's investing style and provides for a better comparison. The Fund's Lipper category remains the same. For the same 12-month period, the benchmark S&P 500 Barra Growth Index returned +7.94% and the Lipper Multi-Cap Growth Funds category had an average return of +12.25%. (This Lipper category includes funds that invest in a variety of market-capitalization ranges without concentrating 75% of their assets in any one range. Multi-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks in a major, unmanaged stock index.)

Although equity markets moved sideways for much of 2005, the S&P 500 Index posted a return of +8.44% for the fiscal year ended November 30, 2005. The value style of investing outperformed the growth style for the 12-month period, as represented by the +8.97% return of the S&P 500 Barra Value Index versus the +7.94% return of the S&P 500 Barra Growth Index.

Equities started the fiscal year strong in December 2004 before turning negative in the early months of 2005. The rally that followed the conclusion of the presidential election in November 2004 was hampered by concerns over inflation, a weak U.S. dollar and continuing interest rate hikes by the Federal Reserve Board (the Fed). By period-end, the Fed had increased the federal funds rate 12 consecutive times since June 2004, bringing the short-term interest rate target to 4% (and to 4.25% on December 13).

May through July brought a stock market upturn, as a significant number of acquisition announcements, along with a resilient economy, solid consumer spending, a robust housing sector, and solid growth in corporate profits, served to boost equities. The summer rally was cut short as the markets reacted to the uncertainty created in the aftermath of Hurricanes Katrina and Rita. Markets rallied again in the middle of the fourth quarter, bolstered by still favorable corporate earnings reports and better-than-expected gross domestic product growth in the third quarter. Oil made headlines throughout the period, as prices continued to fluctuate and achieved record highs on more than one occasion during the fiscal year. This led to inflationary concerns, but also contributed to strong performance from the energy sector.

The semi-annual report to shareholders dated May 31, 2005, discussed the Fund's performance in the first half of the fiscal year, changes made to the portfolio during that six-month period and the Fund's positioning at May 31. On June 30, 2005, we assumed responsibility for the day-to-day management of the portfolio, and began making changes that contributed to the outperformance of the benchmark in the second half of the fiscal year. For the six-month period ended November 30, 2005, Merrill Lynch Focus Twenty Fund's Class A, Class B, Class C and Class I Shares had total returns of +13.92%, +12.50%, +13.25% and +13.04%, respectively, while the S&P 500 Barra Growth Index returned +4.72% and the Lipper Multi-Cap Growth Funds category had an average return of +10.76%. The strong performance in the latter six months contributed to the Fund's outperformance of its benchmark for the full fiscal year. We attribute this largely to the changes we made to the portfolio.


Describe the changes made to the portfolio during this period.

Upon assuming management responsibility for the Fund on June 30, we restructured the portfolio significantly. Our team selects stock investments through both a macro analysis of economic and industry conditions and a fundamental analysis of the business prospects for individual companies. Our investment process does not involve a multi-variable quantitative statistical model. The Fund is a non-diversified, aggressive growth product that focuses on 20 to 30 companies that the investment team believes to have strong earnings and revenue growth and capital appreciation potential. Several valuation parameters are evaluated against anticipated growth in earnings and potential rates of return on equity for each company in the portfolio.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005



In making adjustments to the portfolio, we most overweighted the energy sector, with a focus on companies that provide equipment and diagnostic services to assist governments and private corporations in finding and developing new oil and natural gas reserves. This sector made the greatest absolute and relative contribution to the Fund's performance in the latter half of the fiscal year. The second most important sector, in terms of overall weighting in the portfolio and its impact on performance, was healthcare. Specifically, we emphasized health maintenance organizations (HMOs), such as Coventry Health Care Inc., Humana Inc., WellPoint, Inc. and PacifiCare Health Systems Inc. PacifiCare was sold out of the Fund at a capital gain after its management agreed to a purchase offer from UnitedHealth Group, Inc. For the six months ended November 30, 2005, the portfolio's average weightings in the energy and healthcare sectors represented more than 25% and 20% of net assets, respectively.

Conversely, we maintained a substantial underweighting in the consumer staples sector relative to the S&P 500 Barra Growth Index. Procter & Gamble Co., our primary position in this sector, underperformed the Fund's overall return since it was added to the portfolio on June 30, 2005. We also slightly underweighted the information technology sector, where key holdings included Google, Inc., Corning, Inc., Yahoo!, Inc., Cognizant Technology Solutions Corp., Electronics Arts, Inc. and Infosys Technologies Ltd. On average, about 20% of the Fund's net assets have been invested in the technology sector since June 30.

At the individual stock level, the best performers in the second half of the fiscal year were Grant Prideco, Inc., Google, Inc., Halliburton Co., Alcon, Inc., National Oilwell Varco, Inc., Goldman Sachs Group, Inc., Schlumberger Ltd., Coventry Health Care, Inc., Starbucks Corp., Humana, Inc. and Caremark Rx, Inc. Each of these investments appreciated by at least 15% during the six-month period. MGI Pharma Inc., a biotechnology company, was sold at a capital loss after the outlook for revenue and earnings from an important new drug were unexpectedly stretched out over a significant period of time.


How would you characterize the portfolio's position at the close of the period?

At the end of the period, the portfolio comprised 29 holdings, which we plan to keep about equally weighted in the portfolio. When individual positions appreciate significantly relative to the rest of the portfolio's holdings, we take capital gains and opportunistically reinvest the proceeds in stocks that have been lagging the performance of the Fund at that point in time.

In our opinion, the energy and industrials sectors offer the greatest potential to provide above-average growth in corporate revenue and earnings. Relative to its benchmark, the portfolio had overweight positions in both of these sectors at period-end. The stocks in the portfolio represent what we believe to be - based on our fundamental analysis of business prospects - the best opportunities for above-average growth in earnings and improvements in return on equity. At the same time, we remain mindful of each stock's valuation relative to its expected growth rate.


Lawrence R. Fuller
Vice President and Senior Portfolio Manager


Tom Burke
Vice President and Associate Portfolio Manager


December 30, 2005



MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                           6-Month            12-Month       Since Inception
As of November 30, 2005                                  Total Return       Total Return       Total Return
ML Focus Twenty Fund, Inc.--Class A Shares*                 +13.92%            +10.43%            -82.00%
ML Focus Twenty Fund, Inc.--Class B Shares*                 +12.50             + 8.92             -82.90
ML Focus Twenty Fund, Inc.--Class C Shares*                 +13.25             + 9.62             -82.90
ML Focus Twenty Fund, Inc.--Class I Shares*                 +13.04             +10.30             -81.80
S&P 500 (R) Index**                                         + 5.88             + 8.44             - 2.86
S&P 500 (R) Barra Growth Index***                           + 4.72             + 7.94             -26.92
Russell 1000 (R) Growth Index****                           + 7.05             + 9.73             -37.32

   * Investment results shown do not reflect sales charges; results would be lower if a sales charge were included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 3/03/00.

  ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 3/03/00.

 *** This unmanaged broad-based Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios. Since inception total return is from 3/03/00.

**** This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those
     Russell 1000 securities with a greater-than-average growth orientation. Since inception total return is from 3/03/00.

     S&P 500 is a registered trademark of the McGraw-Hill Companies.

     Russell 1000 is a registered trademark of the Frank Russell Company.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in ML Focus Twenty Fund, Inc.++ Class A, Class B, Class C and Class I Shares* compared to a similar investment in S&P 500 Index++++, S&P 500 Barra Growth Index++++++ and Russell 1000 Growth Index++++++++. Values illustrated are as follows:


ML Focus Twenty Fund, Inc.++
Class A Shares*

Date                                             Value

3/3/2000**                                     $ 9,475.00
November 2000                                  $ 5,903.00
November 2001                                  $ 1,886.00
November 2002                                  $ 1,203.00
November 2003                                  $ 1,478.00
November 2004                                  $ 1,544.00
November 2005                                  $ 1,706.00


ML Focus Twenty Fund, Inc.++
Class B Shares*

Date                                             Value

3/3/2000**                                     $10,000.00
November 2000                                  $ 6,190.00
November 2001                                  $ 1,960.00
November 2002                                  $ 1,240.00
November 2003                                  $ 1,510.00
November 2004                                  $ 1,570.00
November 2005                                  $ 1,693.00


ML Focus Twenty Fund, Inc.++
Class C Shares*

Date                                             Value

3/3/2000**                                     $10,000.00
November 2000                                  $ 6,190.00
November 2001                                  $ 1,960.00
November 2002                                  $ 1,240.00
November 2003                                  $ 1,510.00
November 2004                                  $ 1,560.00
November 2005                                  $ 1,710.00


ML Focus Twenty Fund, Inc.++
Class I Shares*

Date                                             Value

3/3/2000**                                     $ 9,475.00
November 2000                                  $ 5,912.00
November 2001                                  $ 1,895.00
November 2002                                  $ 1,213.00
November 2003                                  $ 1,488.00
November 2004                                  $ 1,563.00
November 2005                                  $ 1,772.00


S&P 500 Index++++

Date                                             Value

3/3/2000**                                     $10,000.00
November 2000                                  $ 9,411.00
November 2001                                  $ 8,260.00
November 2002                                  $ 6,896.00
November 2003                                  $ 7,937.00
November 2004                                  $ 8,957.00
November 2005                                  $ 9,714.00


S&P 500 Barra Growth Index++++++

Date                                             Value

3/3/2000**                                     $10,000.00
November 2000                                  $ 8,243.00
November 2001                                  $ 6,872.00
November 2002                                  $ 5,624.00
November 2003                                  $ 6,335.00
November 2004                                  $ 6,771.00
November 2005                                  $ 7,308.00


Russell 1000 Growth Index++++++++

Date                                             Value

3/3/2000**                                     $10,000.00
November 2000                                  $ 7,745.00
November 2001                                  $ 5,979.00
November 2002                                  $ 4,623.00
November 2003                                  $ 5,398.00
November 2004                                  $ 5,712.00
November 2005                                  $ 6,268.00


       * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

      ** Commencement of operations.

      ++ The Fund invests all of its assets in Master Focus Twenty Trust.
         The Trust invests primarily in common stocks of approximately 20 companies that Trust management believes have strong earnings growth and capital appreciation potential.

    ++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

  ++++++ This unmanaged Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios.

++++++++ This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-average growth orientation.

         Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without    Return With
                                     Sales Charge    Sales Charge**
Class A Shares*

One Year Ended 11/30/05                 +10.43%          + 4.63%
Five Years Ended 11/30/05               -21.99           -22.83
Inception (3/03/00)
through 11/30/05                        -25.81           -26.50



                                        Return           Return
                                     Without CDSC   With CDSC++++++
Class B Shares++

One Year Ended 11/30/05                 + 8.92%          + 4.92%
Five Years Ended 11/30/05               -22.69           -23.00
Inception (3/03/00)
through 11/30/05                        -26.46           -26.59



                                        Return           Return
                                     Without CDSC   With CDSC++++++
Class C Shares++++

One Year Ended 11/30/05                 + 9.62%          + 8.62%
Five Years Ended 11/30/05               -22.69           -22.69
Inception (3/03/00)
through 11/30/05                        -26.46           -26.46



                                    Return Without    Return With
                                     Sales Charge    Sales Charge**
Class I Shares*

One Year Ended 11/30/05                 +10.30%          + 4.51%
Five Years Ended 11/30/05               -21.84           -22.68
Inception (3/03/00)
through 11/30/05                        -25.66           -26.36

     * Maximum sales charge is 5.25%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2005 and held through November 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                 Expenses Paid
                                                              Beginning          Ending        During the Period*
                                                            Account Value    Account Value      June 1, 2005 to
                                                               June 1,        November 30,        November 30,
                                                                 2005             2005                2005
Actual

Class A                                                         $1,000         $1,139.20             $ 9.22
Class B                                                         $1,000         $1,125.00             $13.80
Class C                                                         $1,000         $1,132.50             $13.95
Class I                                                         $1,000         $1,130.40             $ 7.85

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000         $1,016.48             $ 8.69
Class B                                                         $1,000         $1,012.11             $13.06
Class C                                                         $1,000         $1,012.01             $13.16
Class I                                                         $1,000         $1,017.73             $ 7.44

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.72% for Class A, 2.59% for Class B, 2.61% for Class C and 1.47% for Class I), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder and the master trust in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005


Statement of Assets and Liabilities                                                         Merrill Lynch Focus Twenty Fund, Inc.

As of November 30, 2005
Assets

       Investment in Master Focus Twenty Trust (the "Trust"), at value
       (identified cost--$88,142,034)                                                                             $    99,196,925
       Prepaid expenses                                                                                                    29,213
                                                                                                                  ---------------
       Total assets                                                                                                    99,226,138
                                                                                                                  ---------------

Liabilities

       Payables:
           Other affiliates                                                                    $       118,840
           Distributor                                                                                  62,176
           Administrator                                                                                17,728            198,744
                                                                                               ---------------
       Accrued expenses                                                                                                    43,140
                                                                                                                  ---------------
       Total liabilities                                                                                                  241,884
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $    98,984,254
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              $       564,663
       Class B Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                    2,634,428
       Class C Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                    1,605,953
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      892,957
       Paid-in capital in excess of par                                                                             1,652,560,616
       Accumulated realized capital losses allocated from the Trust--net                      $(1,570,329,254)
       Unrealized appreciation allocated from the Trust--net                                        11,054,891
                                                                                              ----------------
       Total accumulated losses--net                                                                              (1,559,274,363)
                                                                                                                  ---------------
       Net Assets                                                                                                 $    98,984,254
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $10,146,386 and 5,646,633 shares outstanding                               $          1.80
                                                                                                                  ===============
       Class B--Based on net assets of $45,103,845 and 26,344,283 shares outstanding                              $          1.71
                                                                                                                  ===============
       Class C--Based on net assets of $27,456,621 and 16,059,528 shares outstanding                              $          1.71
                                                                                                                  ===============
       Class I--Based on net assets of $16,277,402 and 8,929,569 shares outstanding                               $          1.82
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005


Statement of Operations                                                                     Merrill Lynch Focus Twenty Fund, Inc.

For the Year Ended November 30, 2005
Investment Income

       Net investment income allocated from the Trust:
           Dividends                                                                                              $       746,991
           Interest from affiliates                                                                                        36,317
           Securities lending--net                                                                                         11,528
           Expenses (net of $128,851 waiver)                                                                            (710,945)
                                                                                                                  ---------------
       Total income                                                                                                        83,891
                                                                                                                  ---------------

Expenses

       Account maintenance and distribution fees--Class B                                      $       526,812
       Transfer agent fees--Class B                                                                    400,020
       Account maintenance and distribution fees--Class C                                              312,973
       Administration fees                                                                             280,095
       Transfer agent fees--Class C                                                                    244,448
       Transfer agent fees--Class I                                                                    110,059
       Transfer agent fees--Class A                                                                     69,947
       Printing and shareholder reports                                                                 52,179
       Registration fees                                                                                39,073
       Account maintenance fees--Class A                                                                27,233
       Professional fees                                                                                12,189
       Other                                                                                            15,320
                                                                                               ---------------
       Total expenses                                                                                                   2,090,348
                                                                                                                  ---------------
       Investment loss--net                                                                                           (2,006,457)
                                                                                                                  ---------------

Realized & Unrealized Gain Allocated from the Trust--Net

       Realized gain on investments--net                                                                               10,698,050
       Change in unrealized appreciation on investments--net                                                               18,134
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                         10,716,184
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     8,709,727
                                                                                                                  ===============

       See Notes to Financial Statements.



Statements of Changes in Net Assets                                                         Merrill Lynch Focus Twenty Fund, Inc.
                                                                                                       For the Year Ended
                                                                                                          November 30,
Increase (Decrease) in Net Assets:                                                                     2005             2004
Operations

       Investment loss--net                                                                    $   (2,006,457)    $   (2,878,145)
       Realized gain--net                                                                           10,698,050         12,303,076
       Change in unrealized appreciation--net                                                           18,134        (2,647,732)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          8,709,727          6,777,199
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (53,338,381)       (50,862,426)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (44,628,654)       (44,085,227)
       Beginning of year                                                                           143,612,908        187,698,135
                                                                                               ---------------    ---------------
       End of year                                                                             $    98,984,254    $   143,612,908
                                                                                               ===============    ===============

       See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005


Financial Highlights                                                                        Merrill Lynch Focus Twenty Fund, Inc.
                                                                                             Class A

The following per share data and ratios have been derived                        For the Year Ended November 30,
from information provided in the financial statements.               2005          2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $     1.63   $     1.56    $     1.27   $     1.99   $     6.23
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment loss--net                                          (.02)++      (.02)++       (.02)++      (.03)++        (.03)
       Realized and unrealized gain (loss)--net                          .19          .09           .31        (.69)       (4.21)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .17          .07           .29        (.72)       (4.24)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     1.80   $     1.63    $     1.56   $     1.27   $     1.99
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                             10.43%        4.49%        22.83%     (36.18%)     (68.06%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets**

       Expenses                                                        1.88%        1.95%         2.10%        2.12%        1.38%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment loss--net                                          (1.17%)      (1.08%)       (1.57%)      (1.87%)       (.95%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $   10,146   $   13,494    $   18,007   $   18,664   $   43,576
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover of the Trust                               143.17%      182.69%       316.42%      275.69%      137.66%
                                                                  ==========   ==========    ==========   ==========   ==========


                                                                                             Class B

                                                                                 For the Year Ended November 30,
                                                                     2005          2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $     1.57   $     1.51    $     1.24   $     1.96   $     6.19
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment loss--net                                          (.03)++      (.03)++       (.03)++      (.04)++        (.06)
       Realized and unrealized gain (loss)--net                          .17          .09           .30        (.68)       (4.17)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .14          .06           .27        (.72)       (4.23)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     1.71   $     1.57    $     1.51   $     1.24   $     1.96
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              8.92%        3.97%        21.77%     (36.73%)     (68.34%)
                                                                  ==========   ==========    ==========   ==========   ==========


Ratios to Average Net Assets**

       Expenses                                                        2.75%        2.81%         2.98%        2.98%        2.18%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment loss--net                                          (2.04%)      (1.93%)       (2.45%)      (2.72%)      (1.75%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $   45,104   $   67,922    $   89,384   $   94,834   $  213,058
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover of the Trust                               143.17%      182.69%       316.42%      275.69%      137.66%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

        ++ Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005


Financial Highlights (concluded)                                                            Merrill Lynch Focus Twenty Fund, Inc.
                                                                                             Class C

The following per share data and ratios have been derived                        For the Year Ended November 30,
from information provided in the financial statements.               2005          2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $     1.56   $     1.51    $     1.24   $     1.96   $     6.19
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment loss--net                                          (.03)++      (.03)++       (.03)++      (.04)++        (.06)
       Realized and unrealized gain (loss)--net                          .18          .08           .30        (.68)       (4.17)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .15          .05           .27        (.72)       (4.23)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     1.71   $     1.56    $     1.51   $     1.24   $     1.96
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              9.62%        3.31%        21.77%     (36.73%)     (68.34%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets**

       Expenses                                                        2.77%        2.83%         3.01%        3.01%        2.19%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment loss--net                                          (2.06%)      (1.95%)       (2.49%)      (2.75%)      (1.76%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $   27,457   $   41,234    $   53,202   $   56,512   $  127,506
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover of the Trust                               143.17%      182.69%       316.42%      275.69%      137.66%
                                                                  ==========   ==========    ==========   ==========   ==========


                                                                                             Class I

                                                                                 For the Year Ended November 30,
                                                                     2005          2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $     1.65   $     1.57    $     1.28   $     2.00   $     6.24
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment loss--net                                          (.02)++      (.01)++       (.02)++      (.03)++        (.02)
       Realized and unrealized gain (loss)--net                          .19          .09           .31        (.69)       (4.22)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .17          .08           .29        (.72)       (4.24)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     1.82   $     1.65    $     1.57   $     1.28   $     2.00
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                             10.30%        5.10%        22.66%     (36.00%)     (67.95%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets**

       Expenses                                                        1.63%        1.70%         1.86%        1.90%        1.13%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment loss--net                                           (.92%)       (.83%)       (1.33%)      (1.64%)       (.72%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $   16,277   $   20,962    $   27,105   $   24,887   $   43,081
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover of the Trust                               143.17%      182.69%       316.42%      275.69%      137.66%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

        ++ Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005



Notes to Financial Statements

                                          Merrill Lynch Focus Twenty Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch Focus Twenty Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Focus Twenty Trust
(the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Trust owned by the Fund at November 30, 2005 was 100.0%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(a) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,006,457 has been reclassified between paid-in capital in excess of par and accumulated net investment loss as a result of a permanent difference attributable to a net operating loss. This reclassification has no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005



Notes to Financial Statements (continued)

                                          Merrill Lynch Focus Twenty Fund, Inc.


Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12(b)-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                                FAMD             MLPF&S

Class A                                      $    93           $  1,897
Class I                                      $     2           $     46


For the year ended November 30, 2005, MLPF&S received contingent deferred sales charges of $104,254 and $6,862 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $53,338,381 and $50,862,426 for the years ended November 30, 2005 and November 30, 2004, respectively.


Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                  137,260    $       228,798
Automatic conversion of shares               490,774            815,243
                                     ---------------    ---------------
Total issued                                 628,034          1,044,041
Shares redeemed                          (3,266,429)        (5,341,604)
                                     ---------------    ---------------
Net decrease                             (2,638,395)    $   (4,297,563)
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended November 30, 2004                       Shares             Amount

Shares sold                                  481,329    $       794,575
Automatic conversion of shares               652,055          1,064,480
                                     ---------------    ---------------
Total issued                               1,133,384          1,859,055
Shares redeemed                          (4,412,770)        (7,051,872)
                                     ---------------    ---------------
Net decrease                             (3,279,386)    $   (5,192,817)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                  502,667    $       780,340
                                     ---------------    ---------------
Automatic conversion of shares             (512,946)          (815,243)
Shares redeemed                         (17,035,380)       (26,681,543)
                                     ---------------    ---------------
Total redeemed                          (17,548,326)       (27,496,786)
                                     ---------------    ---------------
Net decrease                            (17,045,659)    $  (26,716,446)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended November 30, 2004                       Shares             Amount

Shares sold                                1,378,821    $     2,172,468
                                     ---------------    ---------------
Automatic conversion of shares             (676,047)        (1,064,480)
Shares redeemed                         (16,519,625)       (25,628,371)
                                     ---------------    ---------------
Total redeemed                          (17,195,672)       (26,692,851)
                                     ---------------    ---------------
Net decrease                            (15,816,851)    $  (24,520,383)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                  399,034    $       626,597
Shares redeemed                         (10,711,422)       (16,708,936)
                                     ---------------    ---------------
Net decrease                            (10,312,388)    $  (16,082,339)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended November 30, 2004                       Shares             Amount

Shares sold                                1,088,748    $     1,725,857
Shares redeemed                          (9,990,558)       (15,543,166)
                                     ---------------    ---------------
Net decrease                             (8,901,810)    $  (13,817,309)
                                     ===============    ===============



MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005



Notes to Financial Statements (concluded)

                                          Merrill Lynch Focus Twenty Fund, Inc.


Class I Shares for the Year                                      Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                  441,429    $       739,738
Shares redeemed                          (4,230,545)        (6,981,771)
                                     ---------------    ---------------
Net decrease                             (3,789,116)    $   (6,242,033)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended November 30, 2004                       Shares             Amount

Shares sold                                  798,734    $     1,324,620
Shares redeemed                          (5,322,105)        (8,656,537)
                                     ---------------    ---------------
Net decrease                             (4,523,371)    $   (7,331,917)
                                     ===============    ===============


4. Distributions to Shareholders:
As of November 30, 2005, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                                   --
Undistributed long-term capital gains--net                           --
                                                      -----------------
Total undistributed earnings--net                                    --
Capital loss carryforward                             $(1,570,329,254)*
Unrealized gains--net                                        11,054,891
                                                      -----------------
Total accumulated losses--net                         $ (1,559,274,363)
                                                      =================


 * On November 30, 2005, the Fund had a net capital loss carryforward of $1,570,329,254, of which $194,636,325 expires in 2008,
   $1,109,040,883 expires in 2009 and $266,652,046 expires in 2010.
   This amount will be available to offset like amounts of any future taxable gains.




Report of Independent Registered Public Accounting Firm

                                          Merrill Lynch Focus Twenty Fund, Inc.


To the Shareholders and Board of Directors of Merrill Lynch Focus Twenty Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Focus Twenty Fund, Inc., as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Focus Twenty Fund, Inc. as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey

January 18, 2006



MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005



Portfolio Holdings as of November 30, 2005            Master Focus Twenty Trust



                                               Percent of
                                                 Total
Industry Classification                       Investments

Energy Equipment & Services                       20.4%
Health Care Providers & Services                  13.9
Internet & Software Services                       7.0
Machinery                                          7.0
IT Services                                        6.9
Aerospace and Defense                              6.5
Oil, Gas & Consumable Fuels                        6.1
Chemical                                           3.4
Industrial Conglomerates                           3.4
Biotechnology                                      3.4
Software                                           3.3
Capital Markets                                    3.3
Household Products                                 3.3
Health Care Equipment & Supplies                   3.2
Hotels, Restaurants & Leisure                      3.2
Communications Equipment                           1.0
Other*                                             4.7

 * Includes portfolio holdings in short-term investments.

   For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005



Schedule of Investments          Master Focus Twenty Trust    (in U.S. dollars)


                                                       Shares
Country    Industry     Common Stocks                    Held          Value

India--3.5%

       IT Services--3.5%

       Infosys Technologies Ltd.                       48,500     $   3,494,910

       Total Common Stocks in India                                   3,494,910


Switzerland--3.3%

       Health Care Equipment &
       Supplies--3.3%

       Alcon, Inc.                                     23,200         3,252,640

       Total Common Stocks in Switzerland                             3,252,640


United States--89.6%

       Aerospace & Defense--6.6%

       Boeing Co.                                      49,100         3,348,129
       Lockheed Martin Corp.                           52,300         3,169,380
                                                                  -------------
                                                                      6,517,509

       Biotechnology--3.4%

       Genzyme Corp. (a)                               45,300         3,367,602

       Capital Markets--3.3%

       Goldman Sachs Group, Inc.                       25,300         3,262,688

       Chemicals--3.4%

       The Dow Chemical Co.                            75,500         3,416,375

       Communications Equipment--1.0%

       Corning, Inc. (a)                               50,400         1,020,600

       Energy Equipment & Services--20.6%

       Baker Hughes, Inc.                              59,900         3,435,265
       Grant Prideco, Inc. (a)(d)                      87,700         3,366,803
       Halliburton Co.                                 53,600         3,411,640
       National Oilwell Varco, Inc. (a)                52,000         3,152,240
       Schlumberger Ltd.                               37,200         3,561,156
       Transocean, Inc. (a)(d)                         55,500         3,543,120
                                                                  -------------
                                                                     20,470,224

       Health Care Providers &
       Services--14.0%

       Caremark Rx, Inc. (a)                           68,200         3,504,798
       Coventry Health Care, Inc. (a)                  58,800         3,502,716
       Humana, Inc. (a)                                74,800         3,428,084
       WellPoint, Inc. (a)                             45,200         3,472,716
                                                                  -------------
                                                                     13,908,314

       Hotels, Restaurants & Leisure--3.2%

       Starbucks Corp. (a)                            105,100         3,200,295



                                                       Shares
Country    Industry     Common Stocks                    Held          Value

United States (concluded)

       Household Products--3.4%

       Procter & Gamble Co.                            58,300     $   3,334,177

       IT Services--3.5%

       Cognizant Technology Solutions Corp. (a)        71,100         3,454,749

       Industrial Conglomerates--3.5%

       3M Co.                                          43,700         3,429,576

       Internet Software & Services--7.1%

       Google, Inc. Class A (a)                         8,900         3,604,411
       Yahoo!, Inc. (a)                                85,500         3,439,665
                                                                  -------------
                                                                      7,044,076

       Machinery--7.0%

       Caterpillar, Inc.                               58,500         3,380,130
       ITT Industries, Inc.                            33,100         3,599,956
                                                                  -------------
                                                                      6,980,086

       Oil, Gas & Consumable Fuels--6.2%

       ConocoPhillips                                  52,100         3,152,571
       Valero Energy Corp.                             31,300         3,011,060
                                                                  -------------
                                                                      6,163,631

       Software--3.4%

       Electronic Arts, Inc. (a)                       59,000         3,325,240

       Total Common Stocks in the United States                      88,895,142

       Total Common Stocks
       (Cost--$84,587,801)--96.4%                                    95,642,692




                                                   Beneficial
       Short-Term Securities                         Interest

       Merrill Lynch Liquidity Series, LLC
         Cash Sweep Series I (b)                 $  1,414,201         1,414,201
       Merrill Lynch Liquidity Series, LLC
         Money Market Series (b)(c)                 3,342,400         3,342,400

       Total Short-Term Securities
       (Cost--$4,756,601)--4.8%                                       4,756,601

Total Investments (Cost--$89,344,402*)--101.2%                      100,399,293
Liabilities in Excess of Other Assets--(1.2%)                       (1,202,368)
                                                                  -------------
Net Assets--100.0%                                                $  99,196,925
                                                                  =============

    For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

  * The cost and unrealized appreciation (depreciation) of investments as of November 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $     89,344,402
                                                   ================
    Gross unrealized appreciation                  $     12,012,336
    Gross unrealized depreciation                         (957,445)
                                                   ----------------
    Net unrealized appreciation                    $     11,054,891
                                                   ================

(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                    Net            Interest
    Affiliate                                     Activity          Income

    Merrill Lynch Liquidity Series, LLC
      Cash Sweep Series I                      $    453,403        $36,317
    Merrill Lynch Liquidity Series, LLC
      Money Market Series                      $(8,534,608)        $11,528

(c) Security was purchased with the cash proceeds from securities loans.

(d) Security, or a portion of security, is on loan.

    See Notes to Financial Statements.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005


Statement of Assets and Liabilities                                                                     Master Focus Twenty Trust

As of November 30, 2005
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $3,308,624) (identified cost--$84,587,801)                                                       $    95,642,692
       Investments in affiliated securities, at value (identified cost--$4,756,601)                                     4,756,601
       Cash                                                                                                                   707
       Receivables:
           Securities sold                                                                     $     2,518,970
           Dividends                                                                                    78,258
           Contributions                                                                                61,510
           Securities lending                                                                              368          2,659,106
                                                                                               ---------------
       Prepaid expenses                                                                                                     3,294
                                                                                                                  ---------------
       Total assets                                                                                                   103,062,400
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                        3,342,400
       Payables:
           Withdrawals                                                                                 460,040
           Investment adviser                                                                           28,419
           Other affiliates                                                                                906            489,365
                                                                                               ---------------
       Accrued expenses                                                                                                    33,710
                                                                                                                  ---------------
       Total liabilities                                                                                                3,865,475
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $    99,196,925
                                                                                                                  ===============

Net Assets Consist of

       Investor's capital                                                                                         $    88,142,034
       Unrealized appreciation--net                                                                                    11,054,891
                                                                                                                  ---------------
       Net Assets                                                                                                 $    99,196,925
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005


Statement of Operations                                                                                 Master Focus Twenty Trust

For the Year Ended November 30, 2005
Investment Income

       Dividends                                                                                                  $       746,991
       Interest from affiliates                                                                                            36,317
       Securities lending--net                                                                                             11,528
                                                                                                                  ---------------
       Total income                                                                                                       794,836
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $       673,924
       Accounting services                                                                              87,908
       Professional fees                                                                                27,180
       Custodian fees                                                                                   24,332
       Trustees' fees and expenses                                                                      14,676
       Pricing fees                                                                                      1,178
       Printing and shareholder reports                                                                    350
       Other                                                                                            10,248
                                                                                               ---------------
       Total expenses before waiver                                                                    839,796
       Waiver of expenses                                                                            (128,851)
                                                                                               ---------------
       Total expenses after waiver                                                                                        710,945
                                                                                                                  ---------------
       Investment income--net                                                                                              83,891
                                                                                                                  ---------------

Realized & Unrealized Gain--Net

       Realized gain on investments--net                                                                               10,698,050
       Change in unrealized appreciation on investments--net                                                               18,134
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                         10,716,184
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    10,800,075
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005


Statements of Changes in Net Assets                                                                     Master Focus Twenty Trust

                                                                                                       For the Year Ended
                                                                                                          November 30,
Increase (Decrease) in Net Assets:                                                                   2005               2004
Operations

       Investment income--net                                                                  $        83,891    $       286,791
       Realized gain--net                                                                           10,698,050         12,303,076
       Change in unrealized appreciation--net                                                           18,134        (2,647,732)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         10,800,075          9,942,135
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                                   2,375,473          6,017,520
       Fair value of withdrawals                                                                  (57,942,406)       (60,067,720)
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from capital transactions                               (55,566,933)       (54,050,200)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (44,766,858)       (44,108,065)
       Beginning of year                                                                           143,963,783        188,071,848
                                                                                               ---------------    ---------------
       End of year                                                                             $    99,196,925    $   143,963,783
                                                                                               ===============    ===============

       See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005


Financial Highlights                                                                                    Master Focus Twenty Trust

The following per share data and ratios have been derived                        For the Year Ended November 30,
from information provided in the financial statements.               2005         2004         2003         2002         2001
Total Investment Return*

       Total investment return                                        11.30%         6.07%       23.82%     (34.70%)           --
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                          .63%          .71%         .71%         .75%         .68%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                         .75%          .73%         .71%         .75%         .68%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income (loss)--net                                    .07%          .17%       (.19%)       (.49%)       (.25%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $   99,197    $  143,964   $  188,072   $  198,406   $  429,953
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                            143.17%       182.69%      316.42%      275.69%      137.66%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total return is required for fiscal years beginning after December 15, 2000.

           See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005



Notes to Financial Statements                         Master Focus Twenty Trust


1. Significant Accounting Policies:
Master Focus Twenty Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005



Notes to Financial Statements (continued)             Master Focus Twenty Trust


* Options--The Trust may purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Trust may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Trust may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Trust invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--The Trust is classified as a "pass-through entity" for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005



Notes to Financial Statements (concluded)             Master Focus Twenty Trust


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Trust. There is no increase in the aggregate fees paid by the Trust for these services.

FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .60% of the average daily value of the Trust's net assets. For the period ended June 13, 2005, FAM has agreed to waive .05% of the average daily net assets of the Trust. Effective June 13, 2005, FAM agreed to waive .20% of the average daily net assets of the Trust. This contractual waiver agreement has a one-year term and is renewable annually. For the year ended November 30, 2005, FAM earned fees of $673,924, of which $128,851 was waived.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended November 30, 2005, MLIM, LLC received $4,815 in securities lending agent fees.

In addition, MLPF&S received $2,760 in commissions on the execution of portfolio security transactions for the Trust for the year ended November 30, 2005.

For the year ended November 30, 2005, the Trust reimbursed FAM $2,713 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM U.K., ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2005 were $157,884,718 and $216,348,074, respectively.


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the year ended November 30, 2005. On November 23, 2005 the credit agreement was renewed for one year under substantially the same terms.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005



Report of Independent Registered Public Accounting Firm

                                                      Master Focus Twenty Trust


To the Investor and Board of Trustees of Master Focus Twenty Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Focus Twenty Trust, as of November 30, 2005 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Focus Twenty Trust as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

January 18, 2006



MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors/Trustees

All but one member of the Fund's Board of Directors and the Master Focus Twenty Trust's (the "Trust") Board of Trustees, the members of which are identical, is a non-interested director and trustee as that term is defined in the Investment Company Act of 1940, whose only association with Fund Asset Management, L.P., the Investment Adviser or other Merrill Lynch affiliates is as a director and trustee of the Fund and the Trust, and of certain other funds advised by the Investment Adviser or its affiliates. We refer to these persons as independent directors throughout this section of this report. The Co-chairmen of each Board are independent directors and nominees to become independent directors are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of each Board's Audit Committee. The independent directors meet in executive session at each regular Board meeting. Each Board and each Board's Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the request of the independent directors.


Investment Advisory Agreements--Matters Considered by the Board

Every year, each Board considers approval of the investment advisory agreement with respect to the Trust and the Fund (together, the Investment Advisory Agreement") and throughout each year, reviews and evaluates the performance of and services provided by the Investment Adviser. Each Board also annually reviews and considers approval of the sub-advisory agreement between the Investment Adviser and an affiliate. Each Board assesses the nature, scope and quality of the services provided to the Trust and/or the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Trust and the Fund by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered with respect to each Fund are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Trust and the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Trust/Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's and the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Each Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. Each Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. Each Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, each Board requests and receives materials specifically relating to the Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Trust's/Fund's portfolio management team regarding investment strategies used by the Trust/Fund during its most recent fiscal year;
(d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Trust and the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to institutional clients under similar investment mandates. Since the sub-advisory services are provided by Merrill Lynch Asset Management U.K. Limited, an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Investment Advisory Agreement together. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of portfolio holdings, allocation of brokerage fees of the Fund (including the related benefits to the Investment Adviser of "soft dollars"), the portfolio turnover statistics of the Fund, and direct and indirect benefits to the Investment Adviser, the sub-adviser and their affiliates from their relationship with the Trust and the Fund.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005



Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's/Fund's Investment Advisory Agreement and sub-advisory agreement, in May 2005, the non-interested Directors' and Board's review included the following:

The Investment Adviser's Services and Fund Performance--Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser and sub-adviser, including the investment advisory services and the resulting performance of the Fund. Each Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. Each Board compared the Fund's performance - both including and excluding the effects of the fees and expenses of the Trust and the Fund - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board noted that the Trust/Fund's performance within the group compared for each of the one-, three-, and five-year periods ended March 31, 2005 was in the fourth quartile. For several years, the Board has expressed concern regarding the Fund's performance to the Investment Adviser. In 2004, the Investment Adviser selected a new portfolio management team for the Trust and the Fund. In connection with the consideration of the 2005 renewal, the Board expressed continued dissatisfaction with the Fund's performance, and considered various alternatives, including the Investment Adviser's recommendation of a new investment process and a new portfolio management team led by Lawrence Fuller and Tom Burke. Each Board concluded that in light of its review and with these proposed changes in mind the nature and quality of the services supported the renewal of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--Each Board reviewed the investment objectives and strategies of the Trust and the Fund. Each Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, each Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Trust's and the Fund's portfolio managers. Each Board considered the experience of the Trust's/Fund's portfolio managers and noted that Mr. Fuller has over thirty-five years' experience in portfolio management, while Mr. Burke has over twenty-five years' experience in portfolio management. The Board concluded that the Investment Adviser and its investment staff and the Trust's and the Fund's portfolio managers have extensive experience in analyzing and managing the types of investments used by the Trust and the Fund and that the Trust and the Fund are likely to benefit from that expertise.

Management Fees and Other Expenses--Each Board reviewed the Trust's and the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compared the Trust's/Fund's total expenses to those of other comparable funds. Each Board considered the services provided to and the fees charged by the Investment Adviser to institutional clients with similar investment mandates and noted that the fees charged by the Investment Adviser to the institutional client were less than those being charged to the Trust and the Fund, but determined that the Investment Adviser provided less extensive services to the institutional clients. The Board noted that Fund's contractual and actual management fee rates were lower than the median fees charged by comparable funds, as determined by Lipper, while total expenses were higher than the median expenses charged by such comparable funds. The Board expressed its concern about the relatively high expense ratio and took into account the impact of the declining assets under management on the expense ratio. The Board also noted the Investment Adviser had paid, and agreed to continue to pay, the significant legal expenses being incurred by the Fund. After discussions with the Boards, the Investment Adviser proposed that the Investment Advisory Agreement include a contractual fee waiver for the Fund, lowering the Fund's effective management fee from 0.85% to 0.65% of average daily net assets under management. In addition, the Investment Adviser agreed to further waive its fee to the extent necessary to limit the total expense ratio (excluding distribution and account maintenance fees) to 2.0% for all classes of shares of the Fund. After considering all the foregoing factors, including the fee waiver and expense limit, the Board has concluded that the Trust's and the Fund's management fee and fee rate and overall expense ratio, considering the contractual fee waiver and total expense limit, are reasonable compared to those of other comparable funds.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005



Disclosure of Investment Advisory Agreement (concluded)


Profitability--The Board considered the cost of the services provided to the Trust and/or the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Trust and the Fund and concluded that there was a reasonable basis for the allocation. The Board considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The information provided to the Board indicated that the Investment Adviser's costs related to the Fund were significantly in excess of its management fees in the last two calendar years.

Economies of Scale--The Boards considered the extent to which economies of scale might be realized as the assets of the Trust and Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Trust and the Funds to participate in these economies of scale. The Board noted that the fee waiver implemented by the Investment Adviser acts as effective breakpoints reflecting the reduced assets under management and concluded that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the Board of the Trust and the Fund including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee (including the fee waiver) was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.




MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005


Officers and Directors/Trustees
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                                                                                               Fund Complex   Directorships
                        Position(s)  Length of                                                 Overseen by    Held by
                        Held with    Time                                                      Director/      Director/
Name, Address & Age     Fund/Trust   Served   Principal Occupation(s) During Past 5 Years      Trustee        Trustee
Interested Director or Trustee


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since    131 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;      177 Portfolios
Princeton,              Director/             Co-Head (Americas Region) thereof from 2000
NJ 08543-9011           Trustee               to 2001 and Senior Vice President from 1999
Age: 51                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since
                                              2001; President of Princeton Administrators,
                                              L.P. ("Princeton Administrators") since 2001;
                                              Chief Investment Officer of OppenheimerFunds,
                                              Inc. in 1999 and Executive Vice President
                                              thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the
   Fund based on his current positions with MLIM, FAM, Princeton Services and
   Princeton Administrators. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
   President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.



Independent Directors/Trustees*


James H. Bodurtha**     Director/    1999 to  Director, The China Business Group, Inc. since   39 Funds       None
P.O. Box 9095           Trustee      present  1996 and Executive Vice President thereof from   59 Portfolios
Princeton,                                    1996 to 2003; Chairman of the Board, Berkshire
NJ 08543-9095                                 Holding Corporation since 1980; Partner, Squire,
Age: 61                                       Sanders & Dempsey from 1980 to 1993.


Kenneth A. Froot        Director/    2005 to  Professor, Harvard University since 1992;        39 Funds       None
P.O. Box 9095           Trustee      present  Professor, Massachusetts Institute of            59 Portfolios
Princeton,                                    Technology from 1986 to 1992.
NJ 08543-9095
Age: 48


Joe Grills**            Director/    2002 to  Member of the Committee of Investment of         39 Funds       Kimco
P.O. Box 9095           Trustee      present  Employee Benefit Assets of the Association of    59 Portfolios  Realty
Princeton,                                    Financial Professionals ("CIEBA") since 1986;                   Corporation
NJ 08543-9095                                 Member of CIEBA's Executive Committee since
Age: 70                                       1988 and its Chairman from 1991 to 1992;
                                              Assistant Treasurer of International Business
                                              Machines Corporation ("IBM") and Chief
                                              Investment Officer of IBM Retirement Funds from
                                              1986 to 1993; Member of the Investment Advisory
                                              Committee of the State of New York Common
                                              Retirement Fund since 1989; Member of the
                                              Investment Advisory Committee of the Howard
                                              Hughes Medical Institute from 1997 to 2000;
                                              Director, Duke University Management Company
                                              from 1992 to 2004, Vice Chairman thereof from
                                              1998 to 2004, and Director Emeritus thereof since
                                              2004; Director, LaSalle Street Fund from 1995 to
                                              2001; Director, Kimco Realty Corporation since
                                              1997; Member of the Investment Advisory
                                              Committee of the Virginia Retirement System
                                              since 1998, Vice Chairman thereof from 2002
                                              to 2005, and Chairman thereof since 2005;
                                              Director, Montpelier Foundation since 1998 and
                                              and its Vice Chairman since 2000; Member of the
                                              Investment Committee of the Woodberry Forest
                                              School since 2000; Member of the Investment
                                              Committee of the National Trust for Histotic
                                              Preservation since 2000.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005


Officers and Directors/Trustees (continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                                                                                               Fund Complex   Directorships
                        Position(s)  Length of                                                 Overseen by    Held by
                        Held with    Time                                                      Director/      Director/
Name, Address & Age     Fund/Trust   Served   Principal Occupation(s) During Past 5 Years      Trustee        Trustee
Interested Directors/Trustees* (concluded)


Herbert I. London       Director/    1999 to  John M. Olin Professor of Humanities, New        39 Funds       None
P.O. Box 9095           Trustee      present  York University since 1993 and Professor         59 Portfolios
Princeton,                                    thereof since 1980; President, Hudson
NJ 08543-9095                                 Institute since 1997 and Trustee thereof since
Age: 66                                       1980; Dean, Gallatin Division of New York
                                              University from 1976 to 1993; Distinguished
                                              Fellow, Herman Kahn Chair, Hudson Institute
                                              from 1984 to 1985; Director, Damon Corp.
                                              from 1991 to 1995; Overseer, Center for Naval
                                              Analyses from 1983 to 1993.


Roberta Cooper Ramo     Director/    1999 to  Shareholder, Modrall, Sperling, Roehl,           39 Funds       None
P.O. Box 9095           Trustee      present  Harris & Sisk, P.A. since 1993; President,       59 Portfolios
Princeton,                                    American Bar Association from 1995 to 1996
NJ 08543-9095                                 and Member of the Board of Governors thereof
Age: 63                                       from 1994 to 1997; Shareholder, Poole, Kelly
                                              and Ramo, Attorneys at Law P.C. from 1977 to
                                              1993; Director of ECMC Group (service provider
                                              to students, schools and lenders) since 2001;
                                              Director, United New Mexico Bank (now Wells
                                              Fargo) from 1983 to 1988; Director, First
                                              National Bank of New Mexico (now Wells Fargo)
                                              from 1975 to 1976; Vice President, American Law
                                              Institute since 2004.


Robert S. Salomon, Jr.  Director/    2002 to  Principal of STI Management (investment          39 Funds       None
P.O. Box 9095           Trustee      present  adviser) since 1994; Chairman and CEO of         59 Portfolios
Princeton,                                    Salomon Brothers Asset Management Inc. from
NJ 08543-9095                                 1992 to 1995; Chairman of Salomon Brothers
Age: 69                                       Equity Mutual Funds from 1992 to 1995; regular
                                              columnist with Forbes Magazine from 1992 to
                                              2002; Director of Stock Research and U.S. Equity
                                              Strategist at Salomon Brothers Inc. from 1975 to
                                              1991; Trustee, Commonfund from 1980 to 2001.


Stephen B. Swensrud     Director/    2002 to  Chairman of Fernwood Advisors, Inc.              40 Funds       None
P.O. Box 9095           Trustee      present  (investment adviser) since 1996; Principal,      60 Portfolios
Princeton,                                    Fernwood Associates (financial consultants)
NJ 08543-9095                                 since 1975; Chairman of R.P.P. Corporation
Age: 72                                       (manufacturing company) since 1978; Director
                                              of International Mobile Communications,
                                              Inc. (telecommunications) since 1998.


 * Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Co-Chairman of the Board and the Audit Committee.

Effective January 1, 2006, Stephen B. Swensrud retired as Director of Merrill Lynch Focus Twenty Fund, Inc. and Trustee of Master Focus Twenty Trust. The Fund's/Trust's Board of Directors/Trustees wishes Mr. Swensrud well in his retirement.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005


Officers and Directors/Trustees (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund/Trust   Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1999 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and                   since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
NJ 08543-9011           Treasurer             Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director
Age: 45                                       of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Thomas E. Burke         Vice         2005 to  Director of MLIM since 1998.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 47


Lawrence R. Fuller      Vice         2005 to  Managing Director (Equities) of MLIM since 2000; Director of MLIM from 1997
P.O. Box 9011           President    present  to 2000.
Princeton,
NJ 08543-9011
Age: 64


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director
Age: 54                                       and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief
                                              Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


 * Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MERRILL LYNCH FOCUS TWENTY FUND, INC.                         NOVEMBER 30, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud.

Item 4 -   Principal Accountant Fees and Services

           Merrill Lynch Focus Twenty Fund, Inc.
           (a) Audit Fees -  Fiscal Year Ending November 30, 2005 - $6,500
                             Fiscal Year Ending November 30, 2004 - $6,200

           (b) Audit-Related Fees -
                             Fiscal Year Ending November 30, 2005 - $0
                             Fiscal Year Ending November 30, 2004 - $0

           (c) Tax Fees -    Fiscal Year Ending November 30, 2005 - $5,700
                             Fiscal Year Ending November 30, 2004 - $5,800

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -
                             Fiscal Year Ending November 30, 2005 - $0
                             Fiscal Year Ending November 30, 2004 - $0

           Master Focus Twenty Trust
           (a) Audit Fees -  Fiscal Year Ending November 30, 2005 - $26,000
                             Fiscal Year Ending November 30, 2004 - $25,000

           (b) Audit-Related Fees -
                             Fiscal Year Ending November 30, 2005 - $0
                             Fiscal Year Ending November 30, 2004 - $0

           (c) Tax Fees -    Fiscal Year Ending November 30, 2005 - $0
                             Fiscal Year Ending November 30, 2004 - $0

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -
                             Fiscal Year Ending November 30, 2005 - $0
                             Fiscal Year Ending November 30, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending November 30, 2005 - $5,738,110
               Fiscal Year Ending November 30, 2004 - $12,448,225

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Focus Twenty Fund, Inc. and Master Focus Twenty Trust


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Focus Twenty Fund, Inc. and Master Focus Twenty Trust


Date: January 25, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Focus Twenty Fund, Inc. and Master Focus Twenty Trust


Date: January 25, 2006


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Focus Twenty Fund, Inc. and Master Focus Twenty Trust


Date: January 25, 2006